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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 August 29, 2003
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

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
                                                                            75-1872487
            Delaware                        000-24956                     (IRS Employer
(State or Other Jurisdiction of      (Commission File Number)          Identification No.)
         Incorporation)
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                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (330) 929-1811
              (Registrant's Telephone Number, Including Area Code)
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Associated Materials Incorporated ("Associated Materials") hereby amends Item 2 and Item 7 of its current report on Form 8-K filed on September 12, 2003 in their entirety to read as follows:

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On August 29, 2003, Associated Materials acquired all of the issued and outstanding shares of capital stock of Gentek Holdings, Inc. ("Gentek Holdings") and repaid all indebtedness of Gentek Holdings and its subsidiaries for an aggregate purchase price of approximately $112.1 million, which includes a working capital adjustment as well as customary transaction fees. As a result of the acquisition of Gentek Holdings, Associated Materials owns 100% of the capital stock of Gentek Holdings.

        The acquisition was completed pursuant to a Stock Purchase Agreement, dated July 31, 2003, by and between Associated Materials and Gentek Holdings, as amended as of August 29, 2003 (the "Stock Purchase Agreement").

        Associated Materials financed the transaction by amending and restating its existing $165 million credit facility, by adding a term loan to borrow up to an additional $113.5 million and expanding its revolving loan facility from $40 million to $70 million, including a new Canadian subfacility of $15 million
(USD). UBS, Credit Suisse First Boston and CIBC World Markets arranged the new credit facility on substantially the same terms and conditions as Associated Materials' existing credit facility.

        At the time of the acquisition, there was no material relationship between Gentek Holdings and Associated Materials, or any of its affiliates, directors, officers or associates.

        Gentek Holdings is the parent company of Gentek Building Products, Inc. and Gentek Building Products Limited (collectively, "Gentek"). Gentek manufactures and distributes vinyl, aluminum and steel siding and accessories and vinyl windows under the Revere(R) and Gentek(R) brand names. Associated Materials intends to maintain distinct separation of Gentek's brands from Associated Materials' existing Alside brand by continuing to offer differentiated product, sales and marketing support and intends to continue to use Gentek's assets in a similar manner as they were used by Gentek prior to the acquisition.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

        The financial statements of Gentek Holdings as of December 31, 2002 and 2001 and June 30, 2003 and for the three years ended December 31, 2002 and six months ended June 30, 2003 and 2002 are included as Exhibit 99.1 hereto.

(b)  Pro Forma Financial Information

        The unaudited pro forma condensed consolidated financial data as of June 28, 2003, for the year ended December 31, 2002 and for the six months ended June 28, 2003 are included as exhibit 99.2 hereto.

(c)  Exhibits

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
Exhibit
Number         Description of Document
------         -----------------------

2.1 Stock Purchase Agreement, dated July 31, 2003, by and among Associated Materials Incorporated, Gentek Holdings Inc., Gentek Building Products, Inc., Gentek Building Products Limited, The Sherwin-Williams Claims Trust, Genstar Capital Corporation, Ontario Teachers' Pension Plan Board and other stockholders listed herein (Incorporated by reference to Exhibit 2.1 of the current report on Form 8-K filed on July 31, 2003).
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
2.2 Amendment No. 1 to the Stock Purchase Agreement, dated as of August 29, 2003, by and among Associated Materials Incorporated, Gentek Holdings, Inc., Gentek Building Products, Inc., Gentek Building Products Limited, The Sherwin-Williams Claims Trust, Genstar Capital Corporation, Ontario Teachers' Pension Plan Board and other stockholders listed herein (Incorporated by reference to Exhibit 2.2 of the current report on Form 8-K filed on September 12, 2003).

99.1 Financial statements of Gentek Holdings, Inc. as of December 31, 2002 and 2001 and June 30, 2003 and for the three years ended December 31, 2002 and six months ended June 30, 2003 and 2002.

99.2 Unaudited pro forma condensed consolidated financial data as of June 28, 2003, for the year ended December 31, 2002 and for the six months ended June 28, 2003.
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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASSOCIATED MATERIALS INCORPORATED


Date:  November 7, 2003                    By:  /s/ D. Keith LaVanway
                                                -----------------------------
                                                D. Keith LaVanway
                                                Vice President, Chief Financial
                                                Officer, Treasurer and Secretary


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